Citibank, N.A., London Branch EMEAInternational Residential Finance ABS-15G

Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone:+44 (0)20 7936 3000 Fax +44 (0)20 7583 1198 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

Dutch Mortgage Finance 2026-1 B.V.

Basisweg 10

Amsterdam

1043AP

Netherlands

(the “Issuer”)

The Directors of

Citibank N.A., London Branch

Citigroup Centre

Canada Square, Canary Wharf

London

E14 5LB

United Kingdom

(the “Seller”)

Citibank Europe plc

1 North Wall Quay

Dublin 1

Ireland

(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in the Engagement Letter)

9 April 2026

Dear Sirs/Madams,

PROPOSED ISSUE BY DUTCH MORTGAGE FINANCE 2026-1 B.V. OF RESIDENTIAL MORTGAGE-BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain residential mortgages (the “Loan Pool”), which were agreed to by the Issuer, the Seller, the Arranger and Lead Manager, the Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Seller, the Arranger and Lead Manager and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Directors of the Seller, the Arranger and Lead Manager and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

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© 2026 Deloitte LLP. All rights reserved.

These procedures were established with the Issuer and the Seller, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Seller, the Arranger and Lead Manager and the Managers as discussed above. The Issuer and the Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Seller provided us with a data file ‘RNHB_Base Final Data Tape_Jan 2026 DMF26-1 shared.xlsm' (the “First Pool Run”) containing information for 1,154 loans in the Loan Pool as at 31 January 2026 (the “Cut-off Date”).

A random sample of 407 loans was selected from the First Pool Run (the “Sample” and the “Sample Pool”) using the sampling approach below.

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 2 to 20 March 2026.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.17 under the pool agreed upon procedures section below, have been limited to confirming that the selected attribute from the Sample Pool information relating to the First Pool Run agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the mortgage agreement, valuation report, internal valuation documentation by internal valuer or inspection report (together, the “valuation report”), mortgage deed, land registry print, interest renewal letter, the Hyarchis servicing system, Nemo Mid-office system and Close Back-office system (together, the “System”) and the data file ‘01.Final_Merged_data_tape_ultimo_February2026_Loans.xlsx’ (the “System Extract”).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have recalculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures

For each loan in the Sample Pool, we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the agreed upon procedures performed:

2.1	Loan Part ID

For each loan in the Sample Pool, we confirmed whether the loan part ID shown on the Sample Pool agreed to that shown on the System. We found that the loan part ID shown on the Sample Pool agreed to that shown on the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2	Borrower Name(s)

For each loan in the Sample Pool, we confirmed whether the borrower name(s) or guarantor name(s) shown on the System substantially agreed to that shown on the mortgage agreement or mortgage deed. Substantially agreed is defined as being able to identify the name(s) where minor spelling errors or reversals of initials had occurred. We found that the borrower name(s) or guarantor name(s) shown on the System substantially agreed to that shown on the mortgage agreement or mortgage deed, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3	Property Address

For each loan in the Sample Pool, we confirmed whether the property address shown on the Sample Pool substantially agreed to that shown on the mortgage deed, valuation report or mortgage agreement. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred. We found that the property address shown on the Sample Pool substantially agreed to that shown on the mortgage deed, valuation report or mortgage agreement, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4	Original Loan Amount

For each loan in the Sample Pool, we confirmed whether the original loan amount shown on the Sample Pool agreed, to within +/- €1,000, to that shown on the mortgage agreement or interest renewal letter. We found that the original loan amount shown on the Sample Pool agreed, to within +/- €1,000, to that shown on the mortgage agreement or interest renewal letter, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.5	Origination Date

For each loan in the Sample Pool, we confirmed whether the origination date shown on the Sample Pool agreed, to within +/- 60 days, to that shown on the mortgage deed or mortgage agreement. We found that the origination date shown on the Sample Pool agreed, to within +/- 60 days, to that shown on the mortgage deed or mortgage agreement, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6	Current Maturity Date

For each loan in the Sample Pool, we confirmed whether the current maturity date shown on the Sample Pool agreed, to within +/- 60 days, to that shown on the System Extract. We found that the current maturity date shown on the Sample Pool agreed, to within +/- 60 days, to that shown on the System Extract, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.7	Principal Repayment Basis

For each loan in the Sample Pool, we confirmed whether the principal repayment basis shown on the Sample Pool agreed to that shown on the mortgage agreement or interest renewal letter. We found that the principal repayment basis shown on the Sample Pool agreed to that shown on the mortgage agreement or interest renewal letter, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8	Document Signatories

For each loan in the Sample Pool, we confirmed whether the mortgage agreement was signed in the space designated for the borrower(s) or guarantor(s). We found that the mortgage agreement was signed in the space designated for the borrower(s) or guarantor(s), with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.9	Current Market Value

For the purposes of the current market value test, we used a currency exchange rate of EUR/NLG = 2.20371 to convert the current market value from Dutch Guilder to Euro where the source document states an amount in Dutch Guilder.

For each loan in the Sample Pool, we confirmed whether the current market value shown on the Sample Pool at an individual property level or aggregate property level agreed, to within +/- 1%, to that shown on the valuation report or to the calculation of 1.05 multiplied by the maximum loan amount in accordance with the originator’s underwriting policy of (predecessors of) the originator. We found that the current market value shown on the Sample Pool at an individual property level or aggregate property level agreed, to within +/- 1%, to that shown on the valuation report or to the calculation of 1.05 multiplied by the maximum loan amount in accordance with the originator’s underwriting policy of (predecessors of) the originator, except for 4 cases.

Deloitte Reference	Description of exception
DT003	Sample Pool = 72700; Valuation report current market value aggregate level = 611000
DT006	Sample Pool = 126100; Valuation report current market value aggregate level = 650000
DT014	Sample Pool = 634092; Valuation report current market value aggregate level = 4090000
DT226	Sample Pool = 300000; Valuation report = 260000

As a result of the procedure performed there is a 99% confidence that not more than 3% of the First Pool Run contained errors.

2.10	Current Market Valuation Date

For each loan in the Sample Pool, we confirmed whether the current market valuation date shown on the Sample Pool at an individual property level or aggregate property level agreed, to within +/- 90 days, to that shown on the valuation report. We found that the current market valuation date shown on the Sample Pool at an individual property level or aggregate property level agreed, to within +/- 90 days, to that shown on the valuation report, except for 4 cases.

Deloitte Reference	Description of exception
DT023	Sample Pool = 07/10/2019; Valuation report = 27/06/2019
DT027	Sample Pool = 24/01/2020; Valuation report = 11/07/2019
DT226	Sample Pool = 07/09/2021; Valuation report = 04/05/2021
DT312	Sample Pool = 14/08/2025; Valuation report = 17/04/2025

As a result of the procedure performed there is a 99% confidence that not more than 3% of the First Pool Run contained errors.

2.11	Property Type

For each loan in the Sample Pool, we confirmed whether the property type shown on the Sample Pool agreed to that shown on the valuation report or the mortgage deed. We found that the property type shown on the Sample Pool agreed to that shown on the valuation report or the mortgage deed, except for 7 cases.

Deloitte Reference	Description of exception
DT003	Sample Pool = Residential house; Valuation report = Commercial premise with dwellings; Mortgage deed = Plot of land
DT006	Sample Pool = Residential house; Valuation report = Apartment
DT008	Sample Pool = Residential house; Valuation report = Apartment
DT050	Sample Pool = Apartment; Valuation report = Residential house
DT061	Sample Pool = House with café/restaurant; Valuation report = Shop/house combination
DT069	Sample Pool = Industrial building; Valuation report = Office
DT182	Sample Pool = Apartment; Valuation report = Residential house

As a result of the procedure performed there is a 99% confidence that not more than 4% of the First Pool Run contained errors.

2.12	Rangorde (Lien)

For each loan in the Sample Pool, we confirmed whether the lien shown on the Sample Pool agreed to that shown on the mortgage deed or land registry print. We found that the lien shown on the Sample Pool agreed to that shown on the mortgage deed or land registry print, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.13	Interest Rate Type

For each loan in the Sample Pool, we confirmed whether the interest rate type shown on the Sample Pool agreed to that shown on the System. We found that the interest rate type shown on the Sample Pool agreed to that shown on the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.14	Interest Rate

For each loan in the Sample Pool, we confirmed whether the interest rate shown on the Sample Pool agreed to that shown on the System or the interest renewal letter. We found that the interest rate shown on the Sample Pool agreed to that shown on the System or the interest renewal letter, except for 5 cases.

Deloitte Reference	Description of exception
DT010	Sample Pool = 5.85%; System/interest renewal letter = 6.05%
DT109	Sample Pool = 5.85%; System/interest renewal letter = 6.05%
DT214	Sample Pool = 5.95%; System/interest renewal letter = 6.05%
DT283	Sample Pool = 5.55%; System/interest renewal letter = 4.80%
DT284	Sample Pool = 5.55%; System/interest renewal letter = 4.80%

As a result of the procedure performed there is a 99% confidence that not more than 3% of the First Pool Run contained errors.

2.15	Next Interest Reset Date

For each loan in the Sample Pool, we confirmed whether the next interest reset date shown on the Sample Pool agreed to that shown on the System or the System Extract. We found that the next interest reset date shown on the Sample Pool agreed to that shown on the System or the System Extract, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.16	Current Loan Balance

For each loan in the Sample Pool, we confirmed whether the current loan balance shown on the Sample Pool agreed to that shown on the System as at the Cut-off Date. We found that the current loan balance shown on the Sample Pool agreed to that shown on the System as at the Cut-off Date, except for 2 cases.

Deloitte Reference	Description of exception
DT200	Sample Pool = 1236638.10; System = 1233333.15
DT250	Sample Pool = 255000.00; System = 254660.00

As a result of the procedure performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.17	Amount in Arrears

For each loan in the Sample Pool, we confirmed whether the amount in arrears shown on the Sample Pool agreed to that shown on the System as at the Cut-off Date. We found that the amount in arrears shown on the Sample Pool agreed to that shown on the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3.           Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.           Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 31 March 2026, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Arranger and Lead Manager and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Arranger and Lead Manager and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger and Lead Manager and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Louise Gill on +44 113 292 1299.

Yours truly,

Deloitte LLP